NATIXIS FUNDS

Supplement dated July 9, 2013, to the Natixis Funds Statement of Additional Information dated May 1, 2013, as may be revised or supplemented from time to time, for the following funds:

AEW Real Estate Fund	Natixis Oakmark International Fund
CGM Advisor Targeted Equity Fund	Natixis U.S. Multi-Cap Equity Fund
Hansberger International Fund	Vaughan Nelson Small Cap Value Fund
Harris Associates Large Cap Value Fund	Vaughan Nelson Value Opportunity Fund
Natixis Diversified Income Fund

Effective immediately, the first sentence in the sub-section “Exchange Privilege” within the section “Shareholder Services” is hereby replaced with the following:

A shareholder may exchange Class A, Class B, Class C, Class N and Class Y shares of the Funds for shares of the same class of a Natixis Fund or series of Loomis Sayles Funds I or Loomis Sayles Funds II that offers that class (subject to the investor eligibility requirements, if any, of the fund into which the exchange is being made and any other limits on the sales of or exchanges into that fund) on the basis of relative NAVs at the time of the exchange without any sales charge.